Exhibit 99.1

TRONC ACQUIRES MAJORITY INTEREST IN BESTREVIEWS

CHICAGO, February 7, 2018 - tronc, Inc. (NASDAQ: TRNC) today announced it has acquired a majority ownership stake in BestReviews, the high growth online product review company based in San Francisco, California, and Reno, Nevada.

Founded in 2014, BestReviews’ mission is to simplify the way consumers buy the products and services they need across thousands of categories from laptops to vacuum cleaners to rowing machines. All products on BestReviews’ site are thoroughly and independently researched. The company buys all of its products and tests them in its own labs to help consumers find the best overall products and the best buys for the dollar. The company now attracts more than 5 million unique visitors monthly - and growing and has helped more than 170 million consumers make more informed purchases of great products since its inception.

"BestReviews dedication to independent and high-quality content aligns with our ongoing mission to provide valuable information and experiences for our readers,” said tronc CEO Justin Dearborn. “We look forward to combining BestReviews deep product research and fully optimized commerce engine with tronc's digital properties, a combination which we believe will strengthen our e-commerce efforts.”

“We are excited about the scale and brands tronc brings to our business. Creating trusted relationships with consumers is our number one priority and tronc brings a long track history of trust and credibility,” said BestReviews’ CEO Momchil Filev.

BestReviews' current owners will retain a minority ownership position and continue to oversee and manage all operations.

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About tronc, Inc.
tronc, Inc. (NASDAQ: TRNC) is a media company rooted in award-winning journalism.  Headquartered in Chicago, tronc operates newsrooms in 8 markets with titles including the Chicago Tribune, New York Daily News, The Baltimore Sun, Orlando Sentinel, South Florida's Sun-Sentinel, Daily Press, The Morning Call of Allentown, Pennsylvania, and Hartford Courant.  Our legacy of brands has earned a combined 57 Pulitzer Prizes and is committed to informing, inspiring and engaging local communities.

Our brands create and distribute content across our media portfolio, offering integrated marketing, media and business services to consumers and advertisers, including digital solutions and advertising opportunities.

Our brands create and distribute content across our media portfolio, offering integrated marketing, media and business services to consumers and advertisers, including digital solutions and advertising opportunities.

Cautionary Statements Regarding Forward-looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that involve risks and uncertainties, including, without limitation, statements regarding tronc's business transformation strategy and 2017 guidance. Words such as “may,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “project,” “will,” “projections,” “continue,” “business outlook,” “estimate,” “outlook,” or similar expressions generally identify forward-looking statements. Forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those expressed in such forward-looking statements. Such risks, trends and uncertainties, which in some cases are beyond our control, include: changes in advertising demand, circulation levels and audience shares; competition and other economic conditions; the Company's ability to develop and grow its online businesses; changes in newsprint price; the Company's ability to maintain effective internal control over financial reporting; concentration of stock ownership among the Company's principal stockholders whose interests may differ from those of other stockholders; and other events beyond the Company’s control that may result in unexpected adverse operating results. The Company’s actual results could also be impacted by the other risks detailed from time to time in its publicly filed documents, including in Item 1A (Risk Factors) of its most recent Annual Report on Form 10-K, in its Quarterly Reports on Form 10-Q and in other reports filed with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Contacts:
Media
tronc
Marisa Kollias
312.222.3308
mkollias@tronc.com

Investors
tronc
Aaron Miles
312.222.4345
amiles@tronc.com